China VantagePoint Acquisition Company
(A Company in the Development Stage)

Index to financial statements

Page
Report of Independent Registered Public Accounting Firm	F-2
Financial Statements
Balance Sheet	F-3
Notes to Financial Statements	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of China VantagePoint Acquisition Company

We have audited the accompanying balance sheet of China VantagePoint Acquisition Company (a company in the development stage) (the “Company”) as of February 25, 2011. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of China VantagePoint Acquisition Company (a company in the development stage), as of February 25, 2011 in conformity with United States generally accepted accounting principles.

/s/ Marcum LLP
New York, New York
March 3, 2011

 China VantagePoint Acquisition Company
(A Company in the Development Stage)

BALANCE SHEET
February 25, 2011

ASSETS
Assets
Current Asset – Cash	$240,714
Cash held in trust account	16,447,500
Total assets	$16,688,214
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities

Accrued offering costs	$61,660
Notes payable to shareholders	50,000
Total liabilities	111,660
Ordinary shares, subject to possible redemption, 1,833,149 shares at redemption value	10,963,897
Shareholders’ Equity
Ordinary shares, $0.001 par value authorized 50,000,000 shares; issued and outstanding 1,707,476 shares (excludes 1,833,149 subject to possible redemption) (1)	1,707
Additional paid-in capital	5,616,320
Deficit accumulated during the development stage	(5,370)
Total shareholders’ equity	5,612,657
Total liabilities and shareholders’ equity	$16,688,214

(1)	Includes an aggregate of 103,125 ordinary shares subject to forfeiture by the initial shareholders to the extent that the underwriters’ over-allotment option is not exercised in full. (Note 7)

The accompanying notes are an integral part of this balance sheet.

China VantagePoint Acquisition Company
(A Company in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization, Business Operations and Going Concern Consideration

 China VantagePoint Acquisition Company (the “ Company ”) is a newly organized blank check company incorporated on September 3, 2010, under the laws of the Cayman Islands for the purpose of acquiring, through merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or similar business combination, one or more operating businesses, or control of such operating business or businesses through contractual arrangements (a “ Business Combination ”). Although the Company is not limited to a particular geographic region, the Company intends to focus on operating businesses with primary operations in the People’s Republic of China. The Company’s efforts to identify a prospective target business will not be limited to a particular industry.

The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

At February 25, 2010, the Company had not commenced any operations. All activity through February 25, 2010 relates to the Company’s formation and the public offering described below. The Company has selected March 31 as its fiscal year end.

The Company is considered to be a development stage company and as such, the financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering (‘‘Offering’’) was declared effective on February 17, 2011. On February 22, 2011, the company filed a new registration statement to increase the Offering by 10% pursuant to Rule 462 (b) under the Securities Act. The Company consummated the Offering on February 25, 2011, and received net proceeds of $15,631,824 and proceeds of $925,000 from the sale of the Warrant Offering Warrants both of which are described in Note 3 (the “Inital Public Offering and Warrant Offering”).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and the Warrant Offering although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $16,447,500 in the aggregate, (or approximately $5.98 per Unit) of the proceeds of the Offering and the Warrant Offering are held in a trust account (“Trust Account”) and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. In the event that the Subunits trade below $5.70 per subunit, there can be released from the Trust Account amounts necessary for the Company to purchase up to 50% of the subunits sold in the offering (1,375,000 subunits) at any time commencing April 19, 2011 and ending on the date the Company announces a Business Combination. Purchases will be made only in open market transactions pursuant to a 10b5-1 plan entered into by the Company on February 17, 2011 which requires the Company to maintain a limit order for the subunits at $5.70 per share during the purchase period until the maximum number of subunits has been purchased. It is intended that purchases will comply with the technical requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended, although purchases may not actually be effected under Rule 10b-18. The placing of the funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s shareholders prior to the Offering, including certain of the Company’s officers and directors (“Initial Shareholders”) have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations should they arise. The remaining proceeds (not held in the Trust Account) may be used for to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. In addition, interest earned on the funds held in the Trust Account (after payment of taxes owed on such interest income) may be released to the Company to fund its working capital requirements in searching for a business combination and to pay its tax obligations.

China VantagePoint Acquisition Company
(A Company in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization, Business Operations and Going Concern Consideration  – (continued)

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide shareholders who acquired shares in the Offering (“Public Shareholders”) with the opportunity to redeem their Subunits for a pro rata share of the Trust Account. In the event that shareholders owning 66.66% or more of the Subunits sold in the Offering exercise their redemption rights described below (the “Redemption Threshold”), and, solely with respect to a transaction subject to shareholder approval, a majority vote against the Business Combination, the Business Combination will not be consummated. However, if the Company has exercised its right to purchase up to 50% of the Subunits sold in the Offering, the Redemption Threshold will be reduced in direct proportion to the percentage of Subunits purchased by the Company. In this event, the Company would disclose the number of Subunits purchased by it and the revised Redemption Threshold in the materials distributed to its shareholders in connection with any vote to approve a Business Combination. The Initial Shareholders have waived any redemption rights they may have in connection with the Business Combination.

With respect to a Business Combination which is consummated, any Public Shareholder can demand that the Company redeem his or her Subunits. If the Company holds a shareholder vote to approve a Business Combination, any Public Shareholder voting against the Business Combination and seeking redemption will be entitled to redeem their Subunits for a pro rata portion of the Trust Account up to a maximum of $5.98 per Subunit. Any Public Shareholder voting in favor of the Business Combination and seeking redemption will have his or her Subunits redeemed for a full pro rata portion of the Trust Account (initially expected to be $5.98 per Subunit) net of (i) taxes payable and (ii) interest income earned on the Trust Account previously released to the Company for working capital requirements. If the Company commences a tender offer in connection with a Business Combination, Public Shareholders seeking redemption will have his or her Subunits redeemed for a pro rata portion of the Trust Account (initially expected to be $5.98 per Subunit or $5.96 per Subunit if the underwriters’ over-allotment is exercised in full) net of (i) taxes payable and (ii) interest income earned on the Trust Account previously released to the Company for working capital requirements. Accordingly, Public Shareholders holding up to 1,833,149 of the aggregate number of Subunits owned by all Public Shareholders may seek redemption of their Subunits in the event of a Business Combination. Notwithstanding the foregoing, the Company’s amended Memorandum and Articles of Association provide that a Public Shareholder, together with any affiliate or other person with whom such Public Shareholder is acting in concert or as a “group” (within the meaning of Section 13 of the Securities Act of 1934, as amended), will be restricted from seeking redemption rights with respect to an aggregate of more than 10% of the Subunits sold in the Offering (but only with respect to the amount over 10% of the Subunits sold in the  Offering). A “group” will be deemed to exist if Public Shareholders (i) file a Schedule 13D or 13G indicated the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

China VantagePoint Acquisition Company
(A Company in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization, Business Operations and Going Concern Consideration  – (continued)

The Company’s amended Memorandum and Articles of Association provide that if the Company has not completed a Business Combination within 18 months from the consummation of the Offering, or 24 months from the consummation of the Offering if a definitive agreement has been executed within 18 months after the consummation of this Offering and a Business Combination has not been consummated within such 18 month period, the Company will automatically dissolve, liquidate and distribute its remaining assets, including the Trust Fund, to the Public Shareholders. In the event of a liquidation, if the Company has not presented a initial Business Combination to the Public Shareholders for approval, the Public Shareholders will be entitled to receive their pro rata share of the Trust Account (initially expected to be $5.98 per Subunit or $5.96 per Subunit if the underwriters’ over-allotment is exercised in full), plus any interest held in the Trust Account. In the event of a liquidation, if the Company has presented a initial Business Combination to the Public Shareholders for approval, and the Public Shareholders have rejected the initial Business Combination, the Public Shareholders who voted against the last initial Business Combination or who did not vote will be entitled to receive only a pro rata share of the Trust Account up to a maximum of $5.98 per subunit and Public Shareholders who voted in favor of the last initial Business Combination will be entitled to receive a full pro rata share of the Trust Account calculated two days prior to the distribution date.

Pursuant to letter agreements executed prior to the consummation of the Offering with the Company, the Initial Shareholders have waived their rights to participate in any liquidation distribution from the Trust Account but only with respect to their initial shares; they will participate in any liquidation distribution with respect to any Units acquired in the Offering or in the aftermarket.

Note 2 — Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

China VantagePoint Acquisition Company
(A Company in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

Note 2 — Significant Accounting Policies  – (continued)

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company has identified the Cayman Islands as its only “major” tax jurisdiction, as defined. Based on the Company’s evaluation, it has been concluded that there are not significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on September 3, 2010, the evaluation was performed for upcoming 2010 tax year which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from September 3, 2010 (inception) through February 25, 2011. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Subsequent Events

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued. Based upon the review, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the financial statements.

Note 3 —  Offering and Warrant Offering

On February 25, 2011, the Company sold 2,750,000 units at an offering price of $6.00 per Unit. Each Unit includes one subunit (“Subunit”), consisting of one ordinary share and one-half of a warrant (“Public Warrant”). Each whole Public Warrant will entitle the holder to purchase from the Company one ordinary share at an exercise price of $5.00 per share and the Public Warrants will become exercisable upon the later of: (i) February 18, 2012 and (ii) the consummation of a business combination with a target business. The Public Warrants will expire on the earlier of (i) 5:00 p.m., New York City time, on the three-year anniversary of the consummation of our Business Combination, (ii) the Company’s liquidation if the Company has not completed a Business Combination within the required time periods and (iii) the redemption of the Public Warrants. The Units sold in the Offering began trading on February 22, 2011. The Subunits and Public Warrants comprising the Units, but not the ordinary shares and Public Warrants included in the Subunits, will begin separate trading on May 18, 2011 unless EarlyBirdCapital, Inc (“EBC”) informs the Company of its decision to allow earlier separate trading. Once the Subunits and Public Warrants commence separate trading, holders will have the option to continue to hold Units or separate their Units into the component pieces. However, no fractional Public Warrants will be issued and only whole Public Warrants will trade. The Subunits will continue to trade as a Subunit consisting of one ordinary share and one-half of a Public Warrant until the consummation of an initial Business Combination, at which time they will automatically separate and the Subunits will no longer be outstanding. As indicated above, since no fractional Public Warrants will be issued and only whole Public Warrants will trade, investors will need to either have not separated their Units at this time or have a number of Subunits divisible by two at that time or they will lose a portion of the Public Warrants they would otherwise be entitled to. Accordingly, in order to avoid such a situation, investors that do not intend to transfer the component pieces of the units prior to the consummation of a business combination should continue to hold their securities as a combined Unit so as to ensure that no portion of the Public Warrant is lost.

China VantagePoint Acquisition Company
(A Company in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

Note 3 —  Offering and Warrant Offering  – (continued)

The Company sold 2,642,856 warrants at a price of $0.35 per warrant (the “Warrant Offering Warrants”), for an aggregate purchase price of $924,999.60 (the “Warrant Offering”). The purchase of Warrant Offering Warrants occurred simultaneously with the consummation of the Offering. The proceeds the Company received from the Warrant Offering were placed in the Trust Account. The Warrant Offering Warrants will be identical to the Public Warrants except that (i) 1,500,000 of the warrant offering warrants (the “Insider Warrants”) are non-redeemable and may be exercised on a “cashless basis”, (ii) we may only call the remaining 1,142,856 Warrant Offering Warrants (the “EBC/third party Warrants”), for redemption and only permit exercise on a cash basis with the consent of EBC, so long as such warrants are held by the initial purchasers thereof or their affiliates, and (iii) we will only call the EBC/third party warrants for redemption if we also simultaneously call the Public Warrants so long as such warrants are held by the initial purchasers of such warrants or their affiliates. In addition, the Company may call the Public Warrants for redemption and only permit exercise on a cash basis, but simultaneously call the EBC/third party warrants for redemption and permit exercise on a cashless basis, which the Company may do without EBC’s consent. Additionally, any Warrants purchased by the Company’s Initial Shareholders in the open market after the consummation of the  Offering will also be non-redeemable and may be exercised on a “cashless basis” so long as they continue to be held by the Company’s Initial Shareholders or their affiliates. The purchasers will agree that the Warrant Offering Warrants will not be sold or transferred by them (except to certain permitted transferees) until after the Company has completed an initial Business Combination.

The holders of the Warrant Offering Warrants (or underlying securities) will be entitled to registration rights with respect to Warrant Offering Warrants (or underlying securities) pursuant to an agreement to be signed prior to or on the effective date of the  Offering.

The Public Warrants, Insider Warrants and EBC/Third Party Warrants are collectively referred to as the “Warrants.”

There will be no distribution from the Trust Account with respect to the Warrants in the event of liquidation as described in Note 1, and such Warrants will expire worthless.

The Company may call the Warrants for redemption (excluding the Insider Warrants but including the EBC/third party Warrants as described above and any outstanding Warrants issued upon exercise of the unit purchase option issued to EBC) (Note 6), in whole and not in part, at a price of $.01 per Warrant at any time after the Warrants become exercisable, upon not less than 30 days’ prior written notice of redemption to each Warrant holder, and if, and only if, the reported last sale price of the ordinary shares equals or exceeds $8.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Warrant holders, provided that a registration statement under the Securities Act relating to the ordinary shares issuable upon exercise of the Warrants is effective and is expected to remain effective from the date on which the Company sends a redemption notice to and including the redemption date and a prospectus relating to the ordinary shares issuable upon exercise of the Warrants is available for use by the Warrant holders and remains available for use from the date on which the Company sends a redemption notice to and including the redemption date. The Company may not redeem the Warrants unless the Warrants and the ordinary shares underlying the Warrants are covered by an effective registration statement from the beginning of the measurement period through the date fixed for the redemption. In no event will the registered holders of a Warrant be entitled to receive a net cash settlement, or other consideration in lieu of physical settlement in shares of the Company’s ordinary shares. The holders of the Warrants do not have the rights or privileges of holders of the Company’s ordinary shares or any voting rights until such holders exercise their respective Warrants and receive ordinary shares of the Company. If the Company redeems the Warrants, it will have the option to require all holders that wish to exercise the Warrants to do so on a “ cashless basis .”

China VantagePoint Acquisition Company
(A Company in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

Note 3 —  Offering and Warrant Offering  – (continued)

In accordance with the Warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its reasonable efforts to maintain the effectiveness of the registration statement relating to ordinary shares issuable upon exercise of the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. Consequently, the Warrants may expire unexercised, unredeemed and worthless, and an investor in the Offering may effectively pay the full Unit price solely for the ordinary shares included in the Units.

The Company entered into an agreement with the underwriters of the  Offering (the “ Underwriting Agreement ”). Pursuant to the Underwriting Agreement, the Company paid 3.5% of the gross proceeds of the Offering or $577,500 as underwriting discounts and commissions upon closing of the Offering.

Note 4 — Notes Payable to shareholders

The Company issued, in aggregate, $50,000 principal amount of unsecured promissory notes to certain officers and Initial Shareholders on October 5, 2010 for working capital needs. The notes are non-interest bearing and were payable on the consummation of the  Offering. As of February 25, 2011, these notes have not been repaid. Due to the short-term nature of the notes, the fair value of the notes approximates the carrying amount.

Note 5 — Commitments and Contingencies

The Company granted the Underwriter a 45-day option to purchase up to an additional 412,500 units to cover over-allotments, if any.

The Company agreed to pay an aggregate of $7,500 a month for office space and general and administrative services to an entity affiliated with the Company. Services will commence promptly after the effective date of the Offering and will terminate upon the earlier of: (i) the consummation of an initial Business Combination; or (ii) the liquidation of the Company.

The Company has engaged EBC as an investment banker in connection with its initial Business Combination to provide it with assistance in negotiating and structuring the terms of the initial Business Combination. The Company anticipates that these services will include assisting the Company with valuing and structuring any initial offer to be made to a target business and negotiating a letter of intent and/or definitive agreement with any potential target business. The Company will pay EBC a cash fee for such services upon the consummation of our initial Business Combination in an amount equal to $600,000. Such amounts due to the underwriter may be paid out of the funds held in the trust account.

China VantagePoint Acquisition Company
(A Company in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

Note 6 — Shareholders’ Equity

Ordinary Shares

The Company is authorized to issue up to 50,000,000 ordinary shares with a par value of $0.001 per share.

In connection with the organization of the Company, on September 3, 2010, a total of 718,750 shares of the Company’s ordinary shares were sold to the Initial Shareholders at a price of $0.0348 per share for an aggregate of $25,000.

Effective February 18, 2011, the Company’s Board of Directors authorized a stock dividend of 0.1 ordinary shares for each outstanding ordinary share.

As of February 25, 2011, 790,625 ordinary shares were issued and outstanding, of which 103,125 ordinary shares are subject to mandatory forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full so that the Company’s Initial Shareholders will own 20% of the issued and outstanding shares after the Public Offering.

The Initial Shareholders placed their initial shares into an escrow account maintained by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, these shares will not be transferable during the escrow period. Such shares will be released from escrow on the first anniversary of the closing date of the initial Business Combination.

China VantagePoint Acquisition Company
(A Company in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

Note 7 — Shareholders’ Equity  – (continued)

Preferred Shares

On February 16, 2011 the Company amended the capital clause of the Memorandum and Articles of Association authorizing the issuance of up to 5,000,000 preferred shares with a par value of $0.001 with such designations as may be determined by the Board of Directors of the Company from times to time.

Unit Purchase Option

On February 25, 2011, the Company also issued a unit purchase option, for $100, to EBC or its designees to purchase 175,000 units at an exercise price of $6.60 per unit commencing on the later of February 18, 2012 and the consummation of an initial Business Combination and expiring upon the earlier of the liquidation of the trust account if we have not completed a Business Combination within the required time periods and three years from the closing of the Company’s initial Business Combination (but in no event will the option expire more than five years from February 17, 2011). The units issuable upon exercise of this option are identical to the units being offered in the Offering, with the exception of (i) not including Subunits and instead including only the ordinary shares and warrants that would otherwise comprise such Subunits since the Subunits will no longer be trading once the unit purchase option becomes exercisable and (ii) containing a provision for cashless exercise by EBC. The Company accounted for the fair value of the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $431,185 ($2.46 per unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 48.1%, (2) risk-free interest rate of 2% and (3) expected life of 5 years. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the unit purchase option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.